EXHIBIT A


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.0001 per share, of Webvan Group, Inc. and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of November 15, 1999.


                                       SOFTBANK AMERICA INC.


                                       By: /s/ Ronald D. Fisher
                                           ------------------------------------
                                           Name:  Ronald D. Fisher
                                           Title: Vice Chairman


                                       SOFTBANK HOLDINGS INC.


                                       By: /s/ Stephen A. Grant
                                           ------------------------------------
                                           Name:  Stephen A. Grant
                                           Title: Secretary


                                       SOFTBANK CORP.


                                       By: /s/ Stephen A. Grant
                                           ------------------------------------
                                           Name:  Stephen A. Grant
                                           Title: Attorney-in-Fact


                                       MASAYOSHI SON


                                       By: /s/ Stephen A. Grant
                                           ------------------------------------
                                           Name:  Stephen A. Grant
                                           Title: Attorney-in-Fact